UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2016

Houston Wire & Cable Company

(Exact name of registrant as specified in its charter)

Delaware	000-52046	36-4151663
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

10201 North Loop East, Houston, TX	77029
(Address of principal executive offices)	(Zip code)

(713) 609-2100

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 5, 2016, Houston Wire & Cable Company (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other things, the completion of its acquisition of Vertex Corporate Holdings, Inc., a Delaware corporation (“Vertex”). This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to include the required financial statements and to present certain unaudited pro forma financial information in connection with the acquisition, which unaudited pro forma financial information is filed as an exhibit hereto.

Item 9.01	Financial Statements and Exhibits.

(a)          Financial statements of businesses acquired.

The audited consolidated financial statements of Vertex as of and for the year ended December 31, 2015 and the related Notes thereto, are filed herewith as Exhibit 99.1.

The unaudited consolidated financial statements of Vertex as of and for the nine months ended September 30, 2016 and the related Notes thereto, are filed herewith as Exhibit 99.2.

(b)          Pro forma financial information.

The following pro forma financial information is filed herewith as Exhibit 99.3.

(i)	Unaudited Pro Forma Combined Balance Sheet at September 30, 2016.

(ii)	Unaudited Pro Forma Combined Statement of Income for the nine months ended September 30, 2016.

(iii)	Unaudited Pro Forma Combined Statement of Income for the year ended December 31, 2015.

(iv)	Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

(c)          Not applicable.

(d)          Exhibits.

Exhibit No.	Description

99.1	Audited Consolidated Financial Statements of Vertex as of and for the year ended December 31, 2015.

99.2	Unaudited Consolidated Financial Statements of Vertex as of and for the nine months ended September 30, 2016.

99.3	Unaudited Pro Forma Combined Financial Information and the related Notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2017

	By:	/s/ Nicol G. Graham
Name: Nicol G. Graham
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Consolidated Financial Statements of Vertex as of and for the year ended December 31, 2015.

99.2	Unaudited Consolidated Financial Statements of Vertex as of and for the nine months ended September 30, 2016.

99.3	Unaudited Pro Forma Combined Financial Information and related Notes thereto.